Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

H. Income Taxes

We had net operating loss and research and development tax credit carryforwards of approximately $71,522,000 and $4,176,000, respectively, at December 31, 2012, and approximately $54,918,000 and $4,176,000, respectively at December 31, 2011. Such losses and credits may be used to reduce future taxable income and tax liabilities and will expire at various dates between 2027 and 2032.

We have net operating loss carryforwards of approximately $6,698,000 (“Pre-Merger NOL”) that are limited for use under Section 382 of the Internal Revenue Code to an annual net operating loss carryforward of $464,000. The Pre-Merger NOL may be used to reduce future taxable income and tax liabilities and will expire at various dates between 2013 and 2027. However, as a result of our most recent equity offerings, all of the net operating loss and credit carryforwards may be significantly limited for use under Section 382 of the Internal Revenue Code.

Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2012	2011
Net operating loss carryforwards	$24,318	$18,672
Net operating loss carryforwards — Pre-Merger NOL	2,277	2,435
Research and development credit carryforwards	4,176	4,176
License fee	0	684
Compensation expense	2,948	2,828
Other	503	477

Total deferred tax assets	34,222	29,272
Valuation allowance for deferred tax assets	(34,222)	(29,272)

Net deferred tax assets	$—	$—

Because of our cumulative losses, the deferred tax assets have been fully offset by a valuation allowance. We have not paid income taxes for the three-year period ended December 31, 2012.